SUPPLEMENT DATED AUGUST 8, 2011 TO
                       THE PROSPECTUS DATED JULY 21, 2011

                    GUGGENHEIM DEFINED PORTFOLIOS, SERIES 807

                            GNMA PORTFOLIO, SERIES 18

                               FILE NO. 333-175402

   Notwithstanding anything to the contrary in the Prospectus, the following disclosure should be added to the "Principal Risks" section of the Prospectus:

   On August 5, 2011 Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States of America to "AA+" from "AAA." In reaching its decision, Standard & Poor's stated that "the prolonged controversy over raising the statutory debt ceiling and the related fiscal policy debate indicate that further near-term progress containing the growth in public spending, especially on entitlements, or on reaching an agreement on raising revenues is less likely than we previously assumed and will remain a contentious and fitful process." The impact of the downgrade of the U.S. long-term sovereign credit rating by Standard & Poor's is uncertain, but will likely lead to increased interest rates and volatility in the short-term. Because the Trust invests in securities supported by the full faith and credit of the United States government, the market prices and yields of these securities may be adversely affected by Standard & Poor's decision to downgrade the United States of America.

                        Please keep for future reference.